UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00802

Mairs and Power Growth Fund, Inc.
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

William B. Frels, President, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	December 31, 2009

Date of reporting period:	June 30, 2009

Item 1. Reports to Stockholders.

Mairs and Power
Growth Fund, Inc.

Semi-Annual Report

June 30, 2009

W1520 First National Bank Building

332 Minnesota Street

St. Paul, Minnesota 55101

TO OUR SHAREHOLDERS

  August 19, 2009

Second Quarter Results

The Fund experienced a strong recovery in the second quarter in response to increasing signs of economic stabilization both here and abroad and a growing sense that the worst of our problems may be behind us. The Fund's investment return for the period was 17.7% compared to lesser returns of 12.0% for the Dow Jones Industrial Average and 15.9% for the Standard & Poor's 500 Stock Index. The Fund performed roughly in line with a peer group of comparable multi-cap core funds reported in the Wall Street Journal which produced an average return of 17.8%.

Because of a relatively weak first quarter, results for the first half were not nearly as favorable. Due largely to an exceptionally poor showing by the financials and a very strong performance in technology, the Fund suffered by comparison to a number of the popular stock indices as well as its peer group. For the first six months, the Fund's return of 0.9% compared favorably against a negative 2.0% for the DJIA but was below a 3.2% return for the S&P 500. Longer term results appear on page three. The Fund's performance also lagged a technology laden peer group of multi-cap core funds which showed a relatively strong average 7.3% return for the first half.

Economic weakness was much less pronounced in the second quarter with Gross Domestic Product declining only 1.0% (preliminary basis) compared to a far greater 6.4% decline in the first quarter. Consumer spending slipped 1.2% while business spending for equipment and software fell a greater 9.0%. Inventory levels continued to decline, subtracting 0.8% from the total. Helping to offset the decline in the private sector, Federal Government spending increased 10.9% including a 13.3% gain in defense-related expenditures. Corporate profits are believed to have shown a decline in the area of 30% based on the already reported results of some two thirds of those companies included in the S&P 500 Index.

Short-term interest rates have remained virtually unchanged since the beginning of the year at historically low levels reflecting a very aggressive Federal Reserve policy. Although longer term rates have moved up modestly in recent months, they continue to be relatively low due to the absence of any meaningful inflationary pressures.

The recent turnaround in the stock market seems to be a direct result of a growing level of confidence on the part of investors that we have seen the worst of the recession and that a recovery will begin by year end. Consequently, many of the more cyclically sensitive sectors of the market such as basic industries, consumer cyclicals and technology have been among the better performing groups. The very depressed financial sector was actually the single best performer during the second quarter, again reflecting the anticipation of a better economy. Conversely, many of the more defensive sectors such as consumer staples, health

TO OUR SHAREHOLDERS (continued)

care and utilities were among the poorest performing groups. Within the Fund, the best performing individual holdings included Principal Financial Group (+130.3%), ADC Telecommunications (+81.3%), Wells Fargo (+70.4%), H. B. Fuller (+44.4%) and Stratasys (+32.9%). The poorest performers included Briggs & Stratton (-19.2%), Associated Banc-Corp. (-19.0%), Marshall & Ilsley (-14.7%), SUPERVALU (-9.3%) and MTS Systems (-9.2%).

Future Outlook

A variety of economic indicators including retail sales, factory orders, existing home sales, housing starts and a generally improving level of consumer confidence all suggest a bottoming-out of the economy and a resumption of growth by year end. There is also the possibility that any improvement in final demand could have a leveraged effect on factory output because inventories have been drawn down to historically low levels. On the other hand, any recovery in consumer spending seems likely to be restrained by continued high unemployment levels together with a growing reluctance by employers to hire additional employees anytime soon. Because of the productivity improvements that have accompanied the accelerated rate of layoffs in recent months, corporate profits seem poised to snap-back fairly quickly with any economic turnaround.

Unless inflationary pressures begin to build at a faster than expected pace, the outlook for interest rates at both the short and long end of the curve seems relatively benign at this time. Recent Fed actions point to the continuation of a stimulative policy of keeping rates low and making credit readily available until the economy begins to generate some upside momentum.

While the stock market has been quite strong during recent months, rising nearly 50% from its March 9th low, further gains seem likely if the economic recovery and corresponding rise in corporate earnings develops as expected. Valuation levels remain reasonable (15x estimated 2009 S&P 500 operating earnings) considering the fact that earnings are relatively depressed now and interest rates seem likely to remain historically low. Moreover, cash liquidity in the hands of investors measured in terms of money market fund balances and other short-term investments, remains at relatively high levels and would certainly help fuel a further recovery in stock prices.

William B. Frels
President and Lead Manager

Mark L. Henneman
Co-Manager

Past performance is no guarantee of future results.

The Fund's investment objective, risks and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund, and it may be obtained by calling Shareholder Services at (800) 304-7404, or visiting www.mairsandpower.com. Read it carefully before investing.

PERFORMANCE INFORMATION (unaudited)  June 30, 2009

Ten years of investment performance (through June 30, 2009)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2009

	1 year	5 years	10 years	20 years
Mairs and Power Growth Fund	-18.23%	-1.42%	4.57%	12.05%
S&P 500(1)	-26.21%	-2.24%	-2.22%	7.77%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404.

(1) The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.

FUND INFORMATION (unaudited)  June 30, 2009

Portfolio Managers

William B. Frels, lead manager since 2004
Co-manager since 1999
University of Wisconsin, BBA Finance 1962

Mark L. Henneman, co-manager since 2006
University of Minnesota, MBA Finance 1990

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$52.51
Expense Ratio	0.73%
Portfolio Turnover Rate	2.58%
Sales Charge	None[1]
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) 2

3M Co.	5.2%
Target Corp.	4.8
Medtronic, Inc.	4.7
Ecolab Inc.	4.6
Emerson Electric Co.	4.5
Valspar Corp.	4.4
Johnson & Johnson	4.2
Donaldson Co., Inc.	4.2
Wells Fargo & Co.	4.1
Pentair, Inc.	3.6

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 98.1%
Health Care	20.8%
Basic Industries	15.8
Financial	13.4
Capital Goods	12.8
Technology	12.1
Consumer Cyclical	8.9
Diversified	7.0
Consumer Staple	6.0
Transportation	1.3
Short-term Investments 1.9%[3]	1.9
100.0%

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

3  Represents short-term investments and other assets and liabilities (net).

SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2009

Shares	Security Description	Value
	COMMON STOCKS 98.1%
	BASIC INDUSTRIES 15.8%
2,199,000	Bemis Co., Inc.	$55,414,800
1,950,000	Ecolab Inc.	76,030,500
3,100,000	H.B. Fuller Co. (a)	58,187,000
3,240,000	Valspar Corp.	72,997,200
		262,629,500
	CAPITAL GOODS 12.8%
2,000,000	Donaldson Co., Inc.	69,280,000
380,000	Fastenal Co.	12,604,600
2,095,000	Graco Inc.	46,131,900
1,180,000	MTS Systems Corp. (a)	24,367,000
2,320,000	Pentair, Inc.	59,438,400
		211,821,900
	CONSUMER CYCLICAL 8.9%
130,000	Briggs & Stratton Corp.	1,734,200
500,000	G&K Services, Inc., Class A	10,575,000
2,030,000	Target Corp.	80,124,100
1,880,000	Toro Co. (a)	56,212,000
		148,645,300
	CONSUMER STAPLE 6.0%
780,000	General Mills, Inc.	43,695,600
1,430,000	Hormel Foods Corp.	49,392,200
480,000	SUPERVALU Inc.	6,216,000
		99,303,800
	DIVERSIFIED 7.0%
1,440,000	3M Co.	86,544,000
2,520,000	General Electric Co.	29,534,400
		116,078,400

SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2009

Shares	Security Description	Value
	COMMON STOCKS (continued)
	FINANCIAL 13.4%
1,250,000	Associated Banc-Corp.	$15,625,000
250,000	Marshall & Ilsley Corp.	1,200,000
1,020,000	Principal Financial Group	19,216,800
3,190,000	TCF Financial Corp.	42,650,300
600,000	The Travelers Cos., Inc.	24,624,000
2,850,000	U.S. Bancorp	51,072,000
2,780,000	Wells Fargo & Co.	67,442,800
		221,830,900
	HEALTH CARE 20.8%
870,000	Baxter International Inc.	46,075,200
1,230,000	Johnson & Johnson	69,864,000
82,700	Medtox Scientific, Inc. (b)	779,861
2,250,000	Medtronic, Inc.	78,502,500
900,000	Patterson Cos., Inc. (b)	19,530,000
2,490,000	Pfizer Inc.	37,350,000
1,190,000	St. Jude Medical, Inc. (b)	48,909,000
770,000	SurModics, Inc. (b)	17,425,100
160,000	Techne Corp.	10,209,600
400,000	Zimmer Holdings, Inc. (b)	17,040,000
		345,685,261
	TECHNOLOGY 12.1%
1,030,000	ADC Telecommunications, Inc. (b)	8,198,800
1,860,000	Corning Inc.	29,871,600
982,000	Daktronics, Inc.	7,561,400
2,300,000	Emerson Electric Co.	74,520,000
100,000	Fiserv, Inc. (b)	4,570,000
1,600,000	Honeywell International Inc.	50,240,000

SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2009

Shares	Security Description	Value
	COMMON STOCKS (continued)
	TECHNOLOGY (continued)
1,120,000	Intel Corp.	$18,536,000
750,000	Stratasys, Inc. (b)	8,242,500
		201,740,300
	TRANSPORTATION 1.3%
130,000	C.H. Robinson Worldwide, Inc.	6,779,500
290,000	United Parcel Service, Inc., Class B	14,497,100
		21,276,600
	TOTAL COMMON STOCKS (cost $1,570,604,561)	$1,629,011,961
	SHORT-TERM INVESTMENTS 1.8%
16,636,644	FFI Premier Institutional Fund	$16,636,644
12,701,415	First American Prime Obligations Fund, Class Z	12,701,415
	TOTAL SHORT-TERM INVESTMENTS (cost $29,338,059)	$29,338,059
	TOTAL INVESTMENTS 99.9% (cost $1,599,942,620)	$1,658,350,020
	OTHER ASSETS AND LIABILITIES (NET) 0.1%	2,190,345
	TOTAL NET ASSETS 100.0%	$1,660,540,365

(a)  Affiliated company (Note 5).

(b)  Non-income producing.

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (unaudited)  June 30, 2009

ASSETS
Investments at value (Note 1):
Unaffiliated securities (cost $1,515,804,732)	$1,519,584,020
Affiliated securities (cost $84,137,888) (Note 5)	138,766,000
1,658,350,020
Receivable for Fund shares sold	379,534
Receivable for securities sold	1,803,112
Dividends receivable	1,883,528
1,662,416,194
LIABILITIES
Payable for Fund shares redeemed	366,208
Payable for securities purchased	513,815
Accrued investment management fees (Note 2)	826,194
Accrued Fund administration fees (Note 2)	12,920
Accrued expenses and other liabilities	156,692
1,875,829
NET ASSETS	$1,660,540,365
NET ASSETS CONSIST OF
Portfolio capital	$1,598,534,447
Undistributed net investment income	1,021,539
Undistributed net realized gain on investments	2,576,979
Net unrealized appreciation of investments	58,407,400
TOTAL NET ASSETS	$1,660,540,365
Fund shares issued and outstanding (par value $0.01 per share; 100,000,000 authorized)	31,621,687
Net asset value per share	$52.51

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS (unaudited)  Six Months Ended June 30, 2009

INVESTMENT INCOME
Income:
Dividends from unaffiliated securities	$19,394,416
Dividends from affiliated securities (Note 5)	1,319,495
TOTAL INCOME		$20,713,911
Expenses:
Investment management fees (Note 2)	4,612,971
Fund administration fees (Note 2)	89,966
Fund accounting	112,659
Directors' compensation (Note 2)	88,567
Transfer agent fees	472,623
Custodian fees	61,776
Legal and audit fees	39,262
Other expenses	134,198
TOTAL EXPENSES		5,612,022
NET INVESTMENT INCOME		15,101,889
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS (Note 4)
Net realized gain on:
Unaffiliated securities	2,520,349
Affiliated securities (Note 5)	-
		2,520,349
Net change in unrealized appreciation/depreciation of investments		(10,030,082)
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS		(7,509,733)
NET INCREASE IN NET ASSETS FROM OPERATIONS		$7,592,156

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2009 (Unaudited)	Year Ended December 31, 2008
OPERATIONS
Net investment income	$15,101,889	$38,590,020
Net realized gain on investments sold	2,520,349	26,652,020
Net change in unrealized appreciation/depreciation of investments	(10,030,082)	(766,918,026)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	7,592,156	(701,675,986)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(14,129,465)	(38,608,172)
Net realized gain	-	(26,811,353)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(14,129,465)	(65,419,525)
CAPITAL TRANSACTIONS
Proceeds from shares sold	60,410,228	115,434,888
Reinvestment of distributions from net investment income and net realized gains	12,985,863	60,331,296
Cost of shares redeemed	(88,035,502)	(339,092,855)
DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	(14,639,411)	(163,326,671)
TOTAL DECREASE IN NET ASSETS	(21,176,720)	(930,422,182)
NET ASSETS
Beginning of period	1,681,717,085	2,612,139,267
End of period (including undistributed net investment income of $1,021,539 and $49,115, respectively)	$1,660,540,365	$1,681,717,085
FUND SHARE TRANSACTIONS
Shares sold	1,238,651	1,738,669
Shares issued for reinvested distributions	245,788	1,119,429
Shares redeemed	(1,891,076)	(5,066,060)
NET DECREASE IN FUND SHARES	(406,637)	(2,207,962)

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)  June 30, 2009

Note 1 – Organization and Significant Accounting Policies

The Mairs and Power Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The objective of the Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long-term appreciation.

Significant accounting policies of the Fund are as follows:

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Fund's Board of Directors (the Board). Investments in equity securities listed on an original exchange are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee appointed by the Board, pursuant to procedures approved by the Board. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security; the nature and duration of any restrictions on the disposition of the security; and the forces influencing the market in which the security is purchased or sold. As of June 30, 2009, no securities in the Fund were valued using this method.

Valuation Measurements

Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157) establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. SFAS 157 requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

•  Level 1 – Quoted prices in active markets for identical securities.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2009

Note 1 – Organization and Significant Accounting Policies (continued)

•  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Equity
Basic Industries	$262,629,500	$-	$-	$262,629,500
Capital Goods	211,821,900	-	-	211,821,900
Consumer Cyclical	148,645,300	-	-	148,645,300
Consumer Staple	99,303,800	-	-	99,303,800
Diversified	116,078,400	-	-	116,078,400
Financial	221,830,900	-	-	221,830,900
Health Care	345,685,261	-	-	345,685,261
Technology	201,740,300	-	-	201,740,300
Transportation	21,276,600	-	-	21,276,600
Total Equity	1,629,011,961	-	-	1,629,011,961
Short-Term Investments	29,338,059	-	-	29,338,059
Total	$1,658,350,020	$-	$-	$1,658,350,020

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses are reported on an identified cost basis.

Income Taxes

The Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, subchapter M of the Internal Revenue Code (the Code), as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2009

Note 1 – Organization and Significant Accounting Policies (continued)

Financial Accounting Standards Board Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions to be taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. As of June 30, 2009 the Fund did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all tax returns filed for the last three years.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through August 25, 2009, the date the financial statements were available to be issued.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

Mairs and Power, Inc. provides investment management and fund administration services to the Fund under written agreements approved by the Board. The Fund is charged an investment management fee paid to Mairs and Power, Inc. computed at an annual rate of 0.60% of daily net assets up to $2.5 billion, and 0.50% of daily net assets in excess of $2.5 billion. The fund administration fee paid to Mairs and Power, Inc. is computed at an annual rate of 0.005% of daily net assets. For the six months ended June 30, 2009, the Fund incurred $38,441 in administration fees from Mairs and Power, Inc., and as of June 30, 2009, had an accrued liability of $6,885 for administration fees payable to Mairs and Power, Inc.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2009

Note 2 – Related-Party Transactions (continued)

Directors' Compensation

Directors' compensation is paid to individuals who are disinterested directors of the Fund. No compensation is paid to the owners of Mairs and Power, Inc., including principal officers who are not directors of the Fund and William B. Frels, who is an interested director and officer of the Fund.

Note 3 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings, and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises. The Fund's tax basis net realized gains (losses) are determined only at the end of each fiscal year. As a result, no reclassifications were made as of June 30, 2009.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid during the six months ended June 30, 2009 and the fiscal year ended December 31, 2008, was as follows:

	2009	2008
Distributions paid from:
Ordinary income	$14,129,465	$38,608,172
Long-term capital gains	-	26,811,353
	$14,129,465	$65,419,525

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2008.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2009

Note 4 – Distributions Paid, Distributable Earnings, and Investment Transactions (continued)

At December 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$1,611,659,991
Gross unrealized appreciation	$357,459,762
Gross unrealized depreciation	(289,224,457)
Net unrealized appreciation	$68,235,305
Undistributed ordinary income	$49,115
Undistributed long-term capital gains	258,807
Total distributable earnings	307,922
Total accumulated earnings	$68,543,227

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the six months ended June 30, 2009, aggregated $39,251,857 and $44,580,964, respectively. No purchases and sales of government securities occurred during the period.

Note 5 – Transactions With Affiliated Companies

The Fund owns 5% or more of the voting securities of the following companies as of June 30, 2009. As a result, these companies are deemed to be affiliates of the Fund as defined by the Investment Company Act of 1940. Transactions during the period in these securities of affiliated companies were as follows:

	Share Activity
Security Name	Balance 12/31/08	Purchases	Sales	Balance 06/30/09	Dividend Income	Value at 06/30/09
H.B. Fuller Co.	3,100,000	-	-	3,100,000	$415,400	$58,187,000
MTS Systems Corp.	1,097,300	82,700	-	1,180,000	343,095	24,367,000
Toro Co.	1,860,000	20,000	-	1,880,000	561,000	56,212,000
					$1,319,495	$138,766,000

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,
	06/30/09 (1)	2008	2007	2006	2005	2004
	(unaudited)
Per share
Net asset value, beginning of period	$52.51	$76.30	$77.10	$71.69	$70.33	$60.90
Income from investment operations:
Net investment income	0.48	1.22	1.04	0.93	0.78	0.68
Net realized and unrealized gain (loss)	(0.03)	(22.93)	2.79	6.40	2.29	10.25
Total from investment operations	0.45	(21.71)	3.83	7.33	3.07	10.93
Distributions to shareholders from:
Net investment income	(0.45)	(1.22)	(1.04)	(0.91)	(0.78)	(0.68)
Net realized gains	-	(0.86)	(3.59)	(0.99)	(0.93)	(0.82)
Return of capital	-	-	-	(0.02)	-	-
Total distributions	(0.45)	(2.08)	(4.63)	(1.92)	(1.71)	(1.50)
Net asset value, end of period	$52.51	$52.51	$76.30	$77.10	$71.69	$70.33
Total investment return	0.85%	(28.51)%	4.90%	10.24%	4.37%	17.99%
Net assets, end of period in thousands	$1,660,540	$1,681,717	$2,612,139	$2,694,315	$2,522,769	$2,058,210
Ratios/supplemental data:
Ratio of expenses to average net assets	0.73%	0.70%	0.68%	0.69%	0.70%	0.73%
Ratio of net investment income to average net assets	1.96	1.75	1.26	1.21	1.15	1.12
Portfolio turnover rate	2.58	2.42	4.44	4.39	2.77	2.87

(1)  For the six months ended June 30, 2009, all ratios have been annualized except total investment return and portfolio turnover.

See accompanying Notes to Financial Statements.

FUND EXPENSES (unaudited)

As a shareholder of the Fund, you incur ongoing expenses for the operation of the Fund (e.g., asset-based charges, such as investment management fees). The Fund is a "no-load" mutual fund. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Fund's expenses during the reporting period (January 1, 2009 through June 30, 2009) and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the table below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $8,600, divided by $1,000 = $8.60. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses and an assumed return of 5% per year before expenses, which is not the Fund's actual return. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Fund with the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that this hypothetical example may not be used to estimate the actual ending account balance or expenses you paid during the period.

	Beginning Account Value 01/01/2009	Ending Account Value 06/30/2009	Expenses Paid During Period *
Actual return	$1,000.00	$1,008.50	$3.64
Hypothetical assumed 5% return	$1,000.00	$1,021.17	$3.66

* The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.73%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (181 days), divided by 365 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.mairsandpower.com and on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Fund files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC. The Fund's Forms N-Q and N-CSR are available on the SEC's website at www.sec.gov. Forms N-Q and N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

The schedule of portfolio holdings is also printed in the Fund's semi-annual and annual reports to shareholders, which is available without charge by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com.

A complete copy of the Fund's portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund's website at www.mairsandpower.com.

RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited)

The Fund's Board of Directors (the Directors) unanimously approved the renewal of the Advisory Contract between the Fund and Mairs and Power, Inc. (the Manager) at a Fund Board Meeting held on May 19, 2009.

In preparation for the May 19, 2009 Board Meeting, the Manager provided the Directors with extensive materials, including investment performance data, fee and expense comparisons with other mutual funds having similar investment objectives, and profitability information concerning the Manager. The independent Directors discussed the materials and the proposed renewal of the Advisory Contract in a private session with legal counsel present, but with no representatives of

RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited) (continued)

the Manager being present. In reaching their decision to renew the Fund's Advisory Contract with the Manager, the Directors considered all factors they believed to be relevant. Each of these factors and the conclusions reached by the Directors with respect to these factors that helped form the basis for the decision to renew the Advisory Contract with the Manager will be discussed below.

Investment Performance

The Directors considered the investment results for the Fund compared to those for mutual funds with similar investment objectives as determined by Morningstar, and with two securities indices – the Dow Jones Industrial Average and the S&P 500. In addition to the materials received by the Directors before the May 19, 2009 Board Meeting, the Directors receive detailed performance information at each regular Board Meeting during the year. At the May 19, 2009 Meeting, the Directors reviewed the comparative performance information over 1, 3, 5 and 10 year periods ending with the quarter preceding the meeting. Based upon their review, the Directors concluded that the Fund's investment performance has been in the upper tier of Morningstar's peer group of mutual funds with similar investment objectives over all four of those time periods and has been satisfactory.

Management Fee

In evaluating the level of the management fee paid to the Manager, the Directors considered both the level of the Fund's management fees and overall expenses compared to those of other similar mutual funds, as well as the quality and quantity of advisory and other services provided by the Manager. The management fee paid to the Fund Manager of 60 basis points (0.6 of 1%) on the first $2.5 billion of assets and 50 basis points (0.5 of 1%) on assets above $2.5 billion is below the average for mutual fund managers generally, and is also below the average for actively managed mutual funds in Morningstar's peer group and for a group of competitive funds identified by the Manager. In addition, the Directors noted that the Growth Fund's total expense ratio of 0.70% at December 31, 2008 is well below the average total expense ratio of actively-managed funds in its Morningstar peer group and for the group of competitive funds identified by the Manager.

The Directors also considered the fees the Manager charges its non-mutual fund advisory clients (Advisory Clients) with investment objectives similar to those of the Fund. The fee rates payable by the Manager's Advisory Clients range from being exactly the same as the fee paid by the Fund to being lower than the fee paid by the Fund (the Manager's larger Advisory Clients, many of which are institutional clients, fall into this latter category). The Manager provided the Directors with information about the differences in the scope of services provided to its Advisory Clients compared with those it provides to the Fund. The level of investment decision-making is

RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited) (continued)

considerably higher with respect to the Fund, as cash flows result in purchase and sale decisions being made by the Manager for the Fund virtually every trading day of the year. Other differences included the fact that the Manager provides the Fund with office facilities and Fund Officers. Having considered all of these factors, the Directors concluded that the nature and extent of services provided to the Fund merit higher management fees than those paid by the Manager's Advisory Clients.

With respect to the quality and extent of the Manager's services provided to the Fund, the solid investment performance record over the most recent 1, 3, 5 and 10 year periods stands out, along with the Fund's "B" Morningstar rating for stewardship (most recent rating available). The Directors also took into account the Manager's ongoing response to regulatory compliance requirements under Rule 38a-1, along with a satisfactory annual review of the Fund's Compliance Program which was completed on October 31, 2008 and presented to the Directors at the December 9, 2008 Board Meeting. The Directors concluded that overall they were satisfied with the nature, extent and quality of services provided by the Manager under the existing Advisory Contract. They further concluded that the Fund's management fee is fair and reasonable for the services provided and the risks assumed by the Manager.

Costs of Services Provided and Profitability to the Manager

At the request of the Directors, the Manager provided profitability information for the most recent three calendar years (the Manager changed to a December 31 fiscal year from its previous June 30 fiscal year effective December 31, 2007). The information addressed the Manager's overall profitability and also broke it down between the Manager's advisory business and the Manager's mutual fund business. The profitability of the mutual fund business was further broken down between the two funds advised by the Manager – the Mairs and Power Growth Fund and the Mairs and Power Balanced Fund. The Directors reviewed the Manager's assumptions and methods of allocation used. The Manager stated its belief that the methods of allocation used are reasonable, while acknowledging that there do not appear to be commonly accepted standards for making these kinds of profitability determinations. The Directors concluded that the Manager should be entitled to earn a reasonable level of profit for the services it provides to the Fund. Based on their overall review, the Directors concluded that the Manager's level of profitability from its relationship with the Fund is reasonable.

Other Benefits to Fund Manager

The Directors considered that the Manager's advisory business benefits from informal soft dollar arrangements whereby the Manager receives proprietary investment research services from broker/dealers that execute the Fund's purchases and sales of securities. The Directors received

RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited) (continued)

and reviewed information concerning the Fund's Brokerage Committee and the method by which Fund brokerage is allocated based upon the internally rated quality of brokerage and research services. The Directors reviewed the Fund data for the one year period ending March 31, 2009 showing the dollar amount of commissions allocated among broker/dealers used by the Manager for Fund brokerage services and proprietary research. Similar data showing the dollar amount of commissions allocated is provided to the Directors at each regular Board Meeting during the year. The Directors recognized that the profitability of the Manager's advisory business would be lower if it did not receive proprietary research for soft dollars in connection with the Fund's brokerage activity. While difficult to measure, it was concluded by the Directors that the benefit the Manager receives in this way is fairly modest. The Directors noted that the Manager derives reputational benefits from its association with the Fund as well.

Economies of Scale

The management fee of 60 basis points (0.6 of 1%) which the Manager has been paid for more than twenty-five years has always been towards the low end of the mutual fund advisory management fee range. The Manager's approach has been to keep costs to the Fund as low as reasonably possible, including the cost of management fees. At the same time, the Manager believes, and the Directors concur, that it is entitled to earn reasonable returns on its mutual fund business. The Manager acknowledges that while it is difficult to pinpoint the economies of scale to be realized in a Fund the size of Mairs and Power Growth at any particular asset level, there is no question that such economies exist. Accordingly, the Manager, under the terms of the Advisory Contract renewed by the Directors on May 19, 2005, established a breakpoint at the $2.5 billion asset level which became effective on July 1, 2005. The breakpoint reduced the management fee applicable to assets managed in excess of $2.5 billion from 60 basis points (0.6 of 1%) to 50 basis points (0.5 of 1%). The Directors reaffirmed their conclusion that establishing this breakpoint at $2.5 billion formed a reasonable basis for having management fee levels reflect economies of scale for the benefit of Fund shareholders. The total assets of the Growth Fund exceeded $2.5 billion for the first time in December of 2005 and for the most part stayed above the breakpoint throughout 2007. The Fund's assets dropped below the breakpoint early in 2008 and have remained below it as of the printing of this Semi-Annual Report.

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MAIRS AND POWER GROWTH FUND, INC.

Established 1958

A No-Load Fund

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Fund's website at:
www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Officers and Directors

William B. Frels, President & Director

Jon A. Theobald, Chief Compliance
Officer & Secretary

Mark L. Henneman, Vice President

Lisa J. Hartzell, Treasurer

Norbert J. Conzemius, Chair & Director

Bert J. McKasy, Director

Charles M. Osborne, Audit Committee
Chair & Director

Edward C. Stringer, Director

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

(a)          Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

(b)         Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)       (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Not applicable to semi-annual report.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.  Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

Not applicable to registrant.

(b)       Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

Attached as exhibit 12(b) to this form.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs and Power Growth Fund, Inc.

By (Signature and Title)*	/s/William B. Frels
William B. Frels, President

Date	September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William B. Frels
William B. Frels, Principal Executive Officer

Date	September 3, 2009

By (Signature and Title)*	/s/ Lisa J. Hartzell
Lisa J. Hartzell, Principal Financial Officer

Date	September 3, 2009

* Print the name and title of each signing officer under his or her signature.

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